Echibit 10.2

Nacogdoches Oil & Gas, Inc.

January 19, 2011

By courier to:

Lucas Energy, Inc.
3555 Timmons Lane
Suite 1550
Houston, Texas 77027
Attn: William Sawyer

Re:           Letter Agreement Regarding the Sale of Certain Interests in McKinley County, New Mexico ("Letter Agreement")

Gentlemen:

In exchange for the purchase price of two million dollars ($2,000,000) and other good and valuable consideration, Nacogdoches Oil and Gas, Inc., a Delaware corporation, will sell to Lucas Energy, Inc., a Nevada Corporation, a certain percentage interest in certain oil and gas properties located in McKinley County, New Mexico, such transaction to the evidenced by the execution by both such parties of the Assignment and Bill of Sale attached hereto as Attachment A (the "Assignment"). If you agree, please sign this Letter Agreement and sign and have notarized the Assignment and Bill of Sale and deliver an original copy of each to the undersigned at the address set forth above.

This Letter Agreement shall become effective on the date that it is signed by all of the Parties. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a party hereto by facsimile transmissions shall be deemed an original signature hereto.

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816 North Street» Nacogdoches, TX 75961 • Phone: 936.560.4747/Fax: 936-560-5088

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Attachment A

Assignment and Bill of Sale

[See attached]

ASSIGNMENT AND BILL OF SALE

This Assignment and Bill of Sale (this "Assignment") is from Nacogdoches Oil and Gas, Inc., a Delaware corporation ("Assignor"), to Lucas Energy, Inc., a Nevada corporation ("Assignee"), and is effective as of 10:00 a.m. (Central Time) on January 20, 2011 (the "Effective Time"). Assignor and Assignee may each be referred to herein individually as a "Party" and collectively as the "Parties".

For and in consideration of the mutual promises contained herein, the benefits to be derived by each Party, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

ARTICLE I
DEFINED TERMS

1.1       Definitions.

(a)       As used herein:

(i) "Affiliate" with respect to any Person, means any person that directly or indirectly controls, is controlled by or is under common control with such Person, with control in such context meaning the ability to direct the management and policies of a Person through ownership of voting shares or other equity rights, pursuant to a written agreement, or otherwise.

(ii) "Assets" shall mean 100% of Assignor's right, title and interest in the assets and properties listed in Section 2.1, without considering the percentage of such assets and properties being conveyed to Assignee in this Assignment.

(iii) "Excluded Assets" shall mean

(1)     (I) equipment, machinery, tools, fixtures and other tangible personal property and improvements, other than Wells, (II) inventory, including inventory of Hydrocarbons (which are produced prior to the Effective Date), (III) any vehicles and (IV) any office leases, buildings, warehouses and yards, and the furniture, office equipment, computers and related peripheral equipment located in such facilities;

(2)     fee surface interests and all other surface rights and appurtenances, including easements, servitudes, rights-of-way and surface leases;

(3)     presently existing contracts, agreement and instruments other than (I) the Leases, and (II) the obligations under any contracts that directly burden the Conveyed Interests.

(4)     radio towers, radio licenses and other equipment used for communications;

(5)     all rights to any refund of taxes or other costs or expenses borne by Assignor or Assignor's predecessors in interest attributable to periods prior to the Effective Time, including amounts recoverable through audits with respect to periods prior to the Effective Time;

(6)     all rights under policies of insurance held by Assignor or any of its Affiliates and claims under such policies, and all policies of insurance issued by Assignor and its Affiliates;

(7)     all guarantees, warranties and indemnities issued by Assignor or any of its Affiliates; and

(8)     Assignor's area-wide bonds, permits and licenses and other permits, licenses or authorizations.

(iv) "Governmental Body" means any federal, state, local, municipal, or other government, and any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; and any court or governmental tribunal.

(v) "Hydrocarbons" means oil, gas, condensate and other gaseous and liquid hydrocarbons or any combination thereof and sulphur extracted from hydrocarbons.

(vi) "Law" means all statutes, rules, regulations, ordinances, orders, and codes of Governmental Bodies.

(vii) "Liabilities" shall mean any and all claims, causes of actions, payments, charges, judgments, assessments, liabilities, losses, damages, penalties, fines or costs and expenses, including any reasonable fees of attorneys, experts, consultants, accountants, and other professional representatives and legal or other expenses incurred in connection therewith and including liabilities, costs, losses and damages for personal injury, illness or death, property damage, contract claims, torts or otherwise.

(viii) "Person" means any individual, corporation, company, partnership, limited partnership, limited liability company, trust, estate, Governmental Body or any other entity.

ARTICLE II
ASSIGNMENT OF CONVEYED INTERESTS

2.1 Assignment. Assignor hereby bargains, assigns and transfers unto Assignee the interests described below in and to the following Assets, but specifically excluding the Excluded Assets (the "Conveyed Interests"):

(a) an undivided 7.56% (out of 100%) of the rights and interests of the lessee in and under the oil and gas leases and other rights to Hydrocarbons in place that are described on Exhibit A (collectively, the "Leases"), and the associated interest in any and all oil, gas, water, CO2 or injection wells thereon or on lands pooled, communitized or unitized therewith (the "Wells"):

(b) an undivided 7.56% (out of 100%) of all pooled, communitized or unitized acreage which includes all or a part of any Lease or includes any Well; and

(c) the obligations under any contracts that directly burden the Conveyed Interests.

TO HAVE AND TO HOLD the Conveyed Interests unto Assignee, its successors and assigns, forever, subject, however, to all the terms and conditions of this Assignment.

ARTICLE III
DISCLAIMER OF WARRANTIES

3.1 Disclaimers.

(a) (I) ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, AND (II) ASSIGNOR EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO ASSIGNEE OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING, WITHOUT LIMITATION, ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ASSIGNEE BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF ASSIGNOR OR ANY OF ITS AFFILIATES).

(b) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (IV) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (V) THE PRODUCTION OF HYDROCARBONS FROM THE ASSETS, (VI) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY ASSIGNOR OR THIRD PARTIES WITH RESPECT TO THE ASSETS, AND (VII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THIS ASSIGNMENT OR ANY DISCUSSION OR PRESENTATION RELATING HERETO. ASSIGNOR FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY ASSETS, RIGHTS OF A PURCHASER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE OR CONSIDERATION, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT ASSIGNEE SHALL BE DEEMED TO BE OBTAINING THE CONVEYED INTERESTS IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, "AS IS" AND "WHERE IS" WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.

(c) ASSIGNOR HAS NOT AND  WILL NOT  MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF   THE ASSETS, AND   NOTHING IN THIS ASSIGNMENT OR OTHERWISE SHALL    BE    CONSTRUED AS SUCH  A REPRESENTATION OR WARRANTY; ASSIGNEE SHALL BE DEEMED TO BE TAKING THE CONVEYED INTERESTS "AS IS" AND "WHERE IS" WITH ALL FAULTS FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION; AND ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH ENVIRONMENTAL INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.

(d) Assignor and Assignee agree that, to the extent required by applicable Law to be effective, the disclaimers of certain representations and warranties contained in this Section 3.1 are "conspicuous" disclaimers for the purpose of any applicable Law.

ARTICLE IV
ASSUMED OBLIGATIONS

Effective as of the Effective Time, Assignee hereby assumes and agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all obligations and Liabilities of the Assignor with respect to the Conveyed Interests which accrue after the Effective Time.

ARTICLE V
MISCELLANEOUS

5.1 Separate Assignments. Where separate assignments of Conveyed Interests have been or will be executed for filing with, and approval by, applicable Governmental Bodies, any such separate assignments (a) shall evidence this Assignment and assignment of the applicable Conveyed Interests herein made and shall not constitute any additional Assignment or assignment of the Conveyed Interests, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor or Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments. The Parties shall use their reasonable efforts to assist each other in the execution and filing of any such separate assignments, if necessary.

5.2 Governing Law. THIS AGREEMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW MEXICO WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHERWISE APPLICABLE TO SUCH DETERMINATIONS. ALL OF THE PARTIES HERETO CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE COURTS OF THE STATE OF TEXAS FOR ANY DISPUTE. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE.

5.3 Purchase and Sale Agreement.  This Assignment is subject to that certain Purchase and Sale Agreement concerning the Assets by and between Assignor and Assignee.

5.4 Successors and Assigns.  This Assignment shall bind and inure to the benefit of the Parties and their respective successors and assigns.

5.5 Counterparts.

(a) This Assignment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement.

(b) To facilitate recordation, there are omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction in which the counterpart is to be filed or recorded.

[THE NEXT SUCCEEDING PAGE IS THE EXECUTION PAGE]

signature page to assignment and bill of sale

ASSIGNOR:

STATE OF TEXAS                             §

COUNTY OF Galveston                     §

BE IT REMEMBERED, THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for Galveston County, Texas, and being authorized in such county and state to take acknowledgments, hereby certify that, on this 20 day of January 2011, there personally appeared before me Michael Finley,                         of Nacogdoches Oil and Gas, Inc., a Delaware corporation, known to me to be such person, and that the foregoing instrument was acknowledged before me on such date by such person, as the designated officer of said corporation, on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County of Galveston, Texas, on the day and year first above written.

signature page to assignment and bill of sale

ASSIGNEE:

STATE OF TEXAS                             §

COUNTY OF Harris                            §

BE IT REMEMBERED, THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for Harris County, Texas, and being authorized in such county and state to take acknowledgments, hereby certify that, on this 20 day of January 2011, there personally appeared before me   William A. Sawyer, President of Lucas Energy, Inc., a Nevada corporation, known to me to be such person, and that the foregoing instrument was acknowledged before me on such date by such person, as the designated officer of said corporation, on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the County of Harris, Texas, on the day and year first above written.

signature page to assignment and bill of sale

EXHIBIT A
LEASES

[see attached]

Exhibit A-1

Exhibit "A"

A.       Hospah Sand Unit and Santa Fe Railroad Leases

State Leases

Lease 1:

October 20,1932, State of New Mexico Lease B-1276.
State of New Mexico, Through the Commissioner of Public Lands, Lessor P.L. Nichol, Lessee. Recorded December
4,1972, Lease Book 44, p. 365, McKinley County.

Tract 1: T18N, R9W, Section 36: NE/4 SW/4, NW/4 SW/4,SW/4 SW/4, NMPM, McKinley County, New Mexico, containing 120 acres, more or less.

Lease 2:

October 22, 1922, State of New Mexico Lease 662, as amended by Stipulation July 18,1988.
State of New Mexico, through the Commissioner of Public lands, Lessor Theo N. Espe, Lessee. Recorded December 4,1972, Lease Book 44, Page 361, McKinley County,
Covering 8,081.15 acres, all in McKinley County, New Mexico, including in part:

Tract 2: T18N, R9W, NMPM, Section 36: SE/4 SW/4, SW/4 SE/4, containing 80 acres, more or less;

Tract 3: T18N, R9W, NMPM, Section 36: S/2 NE/4, N/2 SE/4, SB/4 SE/4, containing 200 acres, more or less;

Tract 4: T18N, R9W, NMPM, Section 36: S/2 NW/4, NE/4 NW/4, NW/4 NE/4, containing 160 acres, more or less.

Fee Leases

Lease 3:

November 23, 1923
Santa Fe Pacific Railroad Company, Lessor
Paul C. Hancock, Lessee. Lease Book 57. Pages 767, 770, 773, McKinley
County.

Tract 5: T17N, R9W, NMPM, Section 1, McKinley County, New Mexico, containing 687.80 acres, more or less.

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Lease 4:

February 1,1938
Misc. Book 8, p. 487, as Exhibit A to Operating Agreement between Clarence B.
Osbome, et.al and Petroleum Production Corporation Santa Fe Pacific Railroad
Company, Lessor
Clarence B. Osborne, Robert B. Moran, George Gautier, and Clifford Hancock,
Lessees. Memorandum of Lease recorded McKinley County.

Tract 6: TN18, R8W, NMPM, Section 31: Lots 2, 3, 4, E/2 SW/4, McKinley County, New Mexico, containing 189.47 acres, more or less.

B. South Hospah Unit

Federal Oil and Gas Leases:

Lease 1:

April 1, 1961, United States Oil and Gas Lease NM 081208 United States of America, Lessor M. Finell, Lessee Recorded Lease Book 31, p. 397, McKinley County, NM.

Tract 1: T17N, R9W, NMPM, Section 12: Lots l, 2, 3, 4, W/2 NE/4, E/2 NW/4, SW/4 NW/4: Upper Hospah Sand Formation Only, McKinley County, NM, containing 304.08 acres, more or less. Is also Tract 1 of South Hospah Unit.

Lease 2:

April 1,1964, United States Oil and Gas Lease NM 0536034
United States of America, Lessor
Alpha L. Hotchkiss, Lessee
Recorded Lease Book 31, p. 388, McKinley County, NM

Tract 2: T17N, R9W, NMPM, Section 12: Lots 5 and 6, NW/4 SE/4,
N/2 SW/4: Upper Hospah Sand Formation only, containing 171.82 acres, more or less. Is also Tract 2 of South Hospah Unit.

Lease 3:

April 1, 1961, United States Oil and Gas Lease NM 8269
United States of America, Lessor
M. Finell, Lessee
Segregated out of Lease NM 081208 by decision dated November 26, 1968. Recorded Lease Book 31, p. 397,
McKinley County, NM

Tract 3: T17N, R9W, NMPM, Section 12; NW/4 NW/4: Upper Hospah Sand Formation only, containing 40 acres, more or less. Is also Tract 3 of South Hospah Unit

Lease 4:

April 1, 1961, United States Oil and Gas Lease NM 12335

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This information is derived from Assignment of Oil and Gas Lease Dated September 10, 2009. McKinley County, New Mexico.

1.	Oil and Gas Lease No. V07881 -0000 Section 16: 17N-8W, S/2, 320 acres

2.	Oil and Gas Lease No. V07864-0000 Section 16:17N-8W, N/2, 320 acres

3.	Oil and Gas Lease No. V07883-0000 Section 36: 17N-8W, S/2,320 acres

4.	Oil and Gas Lease No. V07882-0000 Section 36: 17N-8W, N/2, 320 acres

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